UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8K/A
                                 AMENDMENT NO. 1
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 10, 2004

                         Commission file number: 1-10827


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


 DELAWARE                                                            22-3122182
    (State or other jurisdiction of                            (I.R.S. Employer
    incorporation or organization)                          Identification No.)


 One Ram Ridge Road, Spring Valley, New York                              10977
         (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code - (845) 425-7100
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                                EXPLANATORY NOTE

THE REGISTRANT FILED ON JUNE 14, 2004, A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF KALI LABORATORIES, INC. THE PURPOSE OF THE AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 7 OF THE FORM 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The audited combined financial statements of Kali Laboratories, Inc. for the year ended December 31, 2003 are attached as Exhibit 99.2.

     The unaudited combined financial statements of Kali Laboratories, Inc. for the six months ended July 4, 2004 and June 30, 2003 are attached as Exhibit 99.3.

     (b) Pro Forma Financial Information

     The unaudited pro forma consolidated financial statements of Par Pharmaceutical Companies, Inc. for the year ended December 31, 2003 and the six months ended July 4, 2004 are attached as Exhibit 99.4.

     (c) Exhibits

       99.2 Audited combined financial statements of Kali Laboratories, Inc. for the year ended December 31, 2003.

       99.3 Unaudited combined financial statements of Kali Laboratories, Inc. for the six months ended July 4, 2004 and June 30, 2003.

       99.4 Unaudited pro forma consolidated financial statements of Par Pharmaceutical Companies, Inc. for the year ended December 31, 2003 and the six months ended July 4, 2004.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  PAR PHARMACEUTICAL COMPANIES, INC.
                                  (Registrant)




August 24, 2004                   /s/ Scott Tarriff
                                  -----------------
                                  Scott Tarriff
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER





August 24, 2004                   /s/ Dennis J. O'Connor
                                  ----------------------
                                  Dennis J. O'Connor
                                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER


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